Exhibit 99.1

PRESS RELEASE
For Immediate Release

Monolithic Power Systems Announces

Results for the First Quarter Ended March 31, 2024

KIRKLAND, WASHINGTON, May 1, 2024-- Monolithic Power Systems, Inc. (“MPS”) (Nasdaq: MPWR), a fabless global company that provides high-performance, semiconductor-based power electronics solutions, today announced financial results for the quarter ended March 31, 2024.

●

Revenue was $457.9 million for the quarter ended March 31, 2024, a 0.9% increase from $454.0 million for the quarter ended December 31, 2023 and a 1.5% increase from $451.1 million for the quarter ended March 31, 2023.

●	GAAP gross margin was 55.1% for the quarter ended March 31, 2024, compared with 57.4% for the quarter ended March 31, 2023.

●

Non-GAAP gross margin (1) was 55.7% for the quarter ended March 31, 2024, excluding the impact of $1.9 million for stock-based compensation and related expenses, $0.4 million for deferred compensation plan expense and $0.3 million for amortization of acquisition-related intangible assets, compared with 57.7% for the quarter ended March 31, 2023, excluding the impact of $1.1 million for stock-based compensation expense and $0.2 million for deferred compensation plan expense.

●	GAAP operating expenses were $157.0 million for the quarter ended March 31, 2024, compared with $134.5 million for the quarter ended March 31, 2023.

●

Non-GAAP operating expenses (1) were $103.4 million for the quarter ended March 31, 2024, excluding $49.9 million for stock-based compensation and related expenses and $3.6 million for deferred compensation plan expense, compared with $96.0 million for the quarter ended March 31, 2023, excluding $35.9 million for stock-based compensation expense and $2.6 million for deferred compensation plan expense.

●	GAAP operating income was $95.5 million for the quarter ended March 31, 2024, compared with $124.3 million for the quarter ended March 31, 2023.

●

Non-GAAP operating income (1) was $151.6 million for the quarter ended March 31, 2024, excluding $51.8 million for stock-based compensation and related expenses, $4.1 million for deferred compensation plan expense and $0.3 million for amortization of acquisition-related intangible assets, compared with $164.1 million for the quarter ended March 31, 2023, excluding $37.0 million for stock-based compensation expense and $2.8 million for deferred compensation plan expense.

●	GAAP other income, net, was $9.5 million for the quarter ended March 31, 2024, compared with $5.3 million for the quarter ended March 31, 2023.

●

Non-GAAP other income, net (1) was $5.5 million for the quarter ended March 31, 2024, excluding $4.0 million for deferred compensation plan income, compared with $2.8 million for the quarter ended March 31, 2023, excluding $2.5 million for deferred compensation plan income.

●	GAAP income before income taxes was $105.0 million for the quarter ended March 31, 2024, compared with $129.6 million for the quarter ended March 31, 2023.

●

Non-GAAP income before income taxes (1) was $157.1 million for the quarter ended March 31, 2024, excluding $51.8 million for stock-based compensation and related expenses and $0.3 million for amortization of acquisition-related intangible assets, compared with $166.9 million for the quarter ended March 31, 2023, excluding $37.0 million for stock-based compensation expense and $0.3 million for net deferred compensation plan expense.

●

GAAP net income was $92.5 million and $1.89 per diluted share for the quarter ended March 31, 2024. Comparatively, GAAP net income was $109.8 million and $2.26 per diluted share for the quarter ended March 31, 2023.

●

Non-GAAP net income (1) was $137.5 million and $2.81 per diluted share for the quarter ended March 31, 2024, excluding $51.8 million for stock-based compensation and related expenses, $0.3 million for amortization of acquisition-related intangible assets and $7.2 million for related tax effects, compared with $146.0 million and $3.00 per diluted share for the quarter ended March 31, 2023, excluding $37.0 million for stock-based compensation expense, $0.3 million for net deferred compensation plan expense and $1.1 million for related tax effects.

The following is a summary of revenue by end market (in thousands):

	Three Months Ended March 31,
End Market	2024	2023
Enterprise Data	$149,727	$47,163
Storage and Computing	106,121	119,822
Automotive	87,092	105,342
Communications	46,645	67,906
Consumer	38,074	63,363
Industrial	30,226	47,469
Total	$457,885	$451,065

The following is a summary of revenue by product family (in thousands):

	Three Months Ended March 31,
Product Family	2024	2023
DC to DC	$415,975	$425,181
Lighting Control	41,910	25,884
Total	$457,885	$451,065

“We saw consistent improvement through the first quarter, but we continue to be cautious about second half 2024 business conditions. Overall, our proven, long-term growth strategy remains intact, and we can swiftly adapt to market changes as they occur,” said Michael Hsing, CEO and founder of MPS.

Business Outlook

The following are MPS’s financial targets for the second quarter ending June 30, 2024:

●	Revenue in the range of $480.0 million to $500.0 million.

●

GAAP gross margin between 55.1% and 55.7%. Non-GAAP gross margin (1) between 55.4% and 56.0%, which excludes the impact from stock-based compensation and related expenses as well as the impact from amortization of acquisition-related intangible assets.

●	GAAP operating expenses between $147.9 million and $151.9 million. Non-GAAP operating expenses (1) between $106.1 million and $108.1 million, which excludes estimated stock-based compensation and related expenses in the range of $41.8 million to $43.8 million.

●	Total stock-based compensation and related expenses of $43.2 million to $45.2 million.

●	Other income of $5.3 million to $5.7 million before foreign exchange gains or losses.

●	Non-GAAP tax rate of 12.5% for 2024.

●	Fully diluted shares outstanding between 48.8 million and 49.2 million.

(1) Non-GAAP net income, non-GAAP net income per share, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP other income, net, non-GAAP operating income and non-GAAP income before income taxes differ from net income, net income per share, gross margin, operating expenses, other income, net, operating income and income before income taxes determined in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). Non-GAAP net income and non-GAAP net income per share exclude the effect of stock-based compensation and related expenses, which include stock-based compensation expense and employer payroll taxes in relation to the stock-based compensation, net deferred compensation plan expense, amortization of acquisition-related intangible assets and related tax effects. Non-GAAP gross margin excludes the effect of stock-based compensation and related expenses, amortization of acquisition-related intangible assets and deferred compensation plan expense. Non-GAAP operating expenses exclude the effect of stock-based compensation and related expenses, amortization of acquisition-related intangible assets and deferred compensation plan expense. Non-GAAP operating income excludes the effect of stock-based compensation and related expenses, amortization of acquisition-related intangible assets and deferred compensation plan expense. Non-GAAP other income, net excludes the effect of deferred compensation plan income. Non-GAAP income before income taxes excludes the effect of stock-based compensation and related expenses, amortization of acquisition-related intangible assets and net deferred compensation plan expense. Projected non-GAAP gross margin excludes the effect of stock-based compensation and related expenses, and amortization of acquisition-related intangible assets. Projected non-GAAP operating expenses exclude the effect of stock-based compensation and related expenses. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors’ understanding of MPS’s core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

Earnings Commentary

Earnings commentary on the results of operations for the quarter ended March 31, 2024 is available under the Investor Relations page on the MPS website.

Earnings Webinar

MPS plans to host a question-and-answer conference call covering its financial results at 2:00 p.m. PT / 5:00 p.m. ET, May 1, 2024. You can access the conference call at: https://mpsic.zoom.us/j/95055935379. The conference call will be archived and available for replay for one year under the Investor Relations page on the MPS website.

Safe Harbor Statement

This press release contains, and statements that will be made during the accompanying webinar will contain, forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including under the sections “Business Outlook” and the quote from our CEO herein, including, among other things, (i) projected revenue, GAAP and non-GAAP gross margin, GAAP and non-GAAP operating expenses, stock-based compensation and related expenses, amortization of acquisition-related intangible assets, other income before foreign exchange gains or losses, and fully diluted shares outstanding, (ii) our outlook for the second quarter of fiscal year 2024 and the near-term, medium-term and long-term prospects of MPS, including our ability to adapt to changing market conditions, performance against our business plan, our ability to grow despite the softening in our business, our industry and the global economic environment, revenue growth in certain of our market segments, potential new business segments, our continued investment in research and development (“R&D”), expected revenue growth, customers’ acceptance of our new product offerings, the prospects of our new product development, our expectations regarding market and industry segment trends and prospects, and our projected expansion of capacity and the impact it may have on our business, (iii) our ability to penetrate new markets and expand our market share, (iv) the seasonality of our business, (v) our ability to reduce our expenses, and (vi) statements regarding the assumptions underlying or relating to any statement described in (i), (ii), (iii), (iv), or (v). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, continued downturn in the global economy, including due to the Russia-Ukraine and Middle East conflicts, inflation, consumer sentiment and other factors; adverse events arising from orders or regulations of governmental entities, including such orders or regulations that impact our customers or suppliers, and adoption of new or amended accounting standards; adverse changes in laws and government regulations such as tariffs on imports of foreign goods, export regulations and export classifications, including in foreign countries where MPS has offices or operations; the effect of export controls, trade and economic sanctions regulations and other regulatory or contractual limitations on our ability to sell or develop our products in certain foreign markets, particularly in China; our ability to obtain governmental licenses and approvals for international trading activities or technology transfers, including export licenses; acceptance of, or demand for, our products, in particular the new products launched recently, being different than expected; our ability to increase market share in our targeted markets; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies (including as a result of any continuing impact from the Russia-Ukraine and Middle East conflicts); our ability to efficiently and effectively develop new products and receive a return on our R&D expense investment; our ability to attract new customers and retain existing customers; our ability to meet customer demand for our products due to constraints on our third-party suppliers’ ability to manufacture sufficient quantities of our products or otherwise; our ability to expand manufacturing capacity to support future growth; adverse changes in production and testing efficiency of our products; any political, cultural, military, regulatory, economic, foreign exchange and operational changes in China, where a significant portion of our manufacturing capacity comes from; any market disruptions or interruptions in our schedule of new product development releases; our ability to manage our inventory levels; adequate supply of our products from our third-party manufacturing partners; adverse changes or developments in the semiconductor industry generally, which is cyclical in nature, and our ability to adjust our operations to address such changes or developments; the ongoing consolidation of companies in the semiconductor industry; competition generally and the increasingly competitive nature of our industry; our ability to realize the anticipated benefits of companies and products that MPS acquires, and our ability to effectively and efficiently integrate these acquired companies and products into our operations; the risks, uncertainties and costs of litigation in which MPS is involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on our financial performance if its tax and litigation provisions are inadequate; our ability to effectively manage our growth and attract and retain qualified personnel; the effect of epidemics and pandemics on the global economy and on our business; the risks associated with the financial market, economy and geopolitical uncertainties, including the recent collapse of certain banks in the U.S. and elsewhere and the Russia-Ukraine and Middle East conflicts; our ability to adequately remediate our material weakness; and other important risk factors identified under the caption “Risk Factors” and elsewhere in our Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our Annual Report on Form 10-K filed with the SEC on February 29, 2024. MPS assumes no obligation to update the information in this press release or in the accompanying webinar.

About Monolithic Power Systems

Monolithic Power Systems, Inc. (“MPS”) is a fabless global company that provides high-performance, semiconductor-based power electronics solutions. MPS’s mission is to reduce energy and material consumption to improve all aspects of quality of life. Founded in 1997 by our CEO Michael Hsing, MPS has three core strengths: deep system-level knowledge, strong semiconductor expertise, and innovative proprietary technologies in the areas of semiconductor processes, system integration, and packaging. These combined advantages enable MPS to deliver reliable, compact, and monolithic solutions that are highly energy-efficient, cost-effective, and environmentally responsible while providing a consistent return on investment to our stockholders. MPS can be contacted through its website at www.monolithicpower.com or its support offices around the world.

Monolithic Power Systems, MPS, and the MPS logo are registered trademarks of Monolithic Power Systems, Inc. in the U.S. and trademarked in certain other countries.

Contact:

Bernie Blegen

Executive Vice President and Chief Financial Officer

Monolithic Power Systems, Inc.

408-826-0777

MPSInvestor.Relations@monolithicpower.com

Monolithic Power Systems, Inc.

Condensed Consolidated Balance Sheets

(Unaudited, in thousands, except par value)

	March 31,	December 31,
	2024	2023
ASSETS
Current assets:
Cash and cash equivalents	$488,273	$527,843
Short-term investments	798,116	580,633
Accounts receivable, net	194,428	179,858
Inventories	395,990	383,702
Other current assets	99,685	147,463
Total current assets	1,976,492	1,819,499
Property and equipment, net	375,573	368,952
Acquisition-related intangible assets, net	9,518	-
Goodwill	27,311	6,571
Deferred tax assets, net	32,784	28,054
Other long-term assets	157,023	211,277
Total assets	$2,578,701	$2,434,353

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$103,471	$62,958
Accrued compensation and related benefits	70,541	56,286
Other accrued liabilities	137,868	115,791
Total current liabilities	311,880	235,035
Income tax liabilities	66,337	60,724
Other long-term liabilities	86,927	88,655
Total liabilities	465,144	384,414
Commitments and contingencies
Stockholders’ equity:
Common stock and additional paid-in capital: $0.001 par value; shares authorized: 150,000; shares issued and outstanding: 48,667 and 48,028, respectively	1,176,382	1,129,937
Retained earnings	977,724	947,064
Accumulated other comprehensive loss	(40,549)	(27,062)
Total stockholders’ equity	2,113,557	2,049,939
Total liabilities and stockholders’ equity	$2,578,701	$2,434,353

Monolithic Power Systems, Inc.

Condensed Consolidated Statements of Operations

(Unaudited, in thousands, except per share amounts)

	Three Months Ended March 31,
	2024	2023
Revenue	$457,885	$451,065
Cost of revenue	205,444	192,285
Gross profit	252,441	258,780
Operating expenses:
Research and development	75,990	63,709
Selling, general and administrative	80,964	70,795
Total operating expenses	156,954	134,504
Operating income	95,487	124,276
Other income, net	9,540	5,297
Income before income taxes	105,027	129,573
Income tax expense	12,486	19,771
Net income	$92,541	$109,802

Net income per share:
Basic	$1.90	$2.32
Diluted	$1.89	$2.26
Weighted-average shares outstanding:
Basic	48,635	47,234
Diluted	48,928	48,655

SUPPLEMENTAL FINANCIAL INFORMATION
STOCK-BASED COMPENSATION EXPENSE
(Unaudited, in thousands)

	Three Months Ended March 31,
	2024	2023
Cost of revenue	$1,398	$1,147
Research and development	10,447	8,614
Selling, general and administrative	34,081	27,248
Total stock-based compensation expense	$45,926	$37,009

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME
(Unaudited, in thousands, except per share amounts)

	Three Months Ended March 31,
	2024	2023
Net income	$92,541	$109,802

Adjustments to reconcile net income to non-GAAP net income:
Stock-based compensation and related expenses*	51,769	37,009
Amortization of acquisition-related intangible assets	291	33
Deferred compensation plan expense, net	47	251
Tax effect	(7,156)	(1,087)
Non-GAAP net income	$137,492	$146,008

Non-GAAP net income per share:
Basic	$2.83	$3.09
Diluted	$2.81	$3.00

Shares used in the calculation of non-GAAP net income per share:
Basic	48,635	47,234
Diluted	48,928	48,655

*Prior period excludes stock-based compensation related employer payroll taxes from non-GAAP measures due to immateriality.

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited, in thousands)

	Three Months Ended March 31,
	2024	2023
Gross profit	$252,441	$258,780
Gross margin	55.1%	57.4%

Adjustments to reconcile gross profit to non-GAAP gross profit:
Stock-based compensation and related expenses*	1,900	1,147
Amortization of acquisition-related intangible assets	258	-
Deferred compensation plan expense	440	181
Non-GAAP gross profit	$255,039	$260,108
Non-GAAP gross margin	55.7%	57.7%

*Prior period excludes stock-based compensation related employer payroll taxes from non-GAAP measures due to immateriality.

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES
(Unaudited, in thousands)

	Three Months Ended March 31,
	2024	2023
Total operating expenses	$156,954	$134,504

Adjustments to reconcile total operating expenses to non-GAAP total operating expenses:
Stock-based compensation and related expenses*	(49,869)	(35,862)
Amortization of acquisition-related intangible assets	(33)	(33)
Deferred compensation plan expense	(3,626)	(2,604)
Non-GAAP operating expenses	$103,426	$96,005

*Prior period excludes stock-based compensation related employer payroll taxes from non-GAAP measures due to immateriality.

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME
(Unaudited, in thousands)

	Three Months Ended March 31,
	2024	2023
Total operating income	$95,487	$124,276

Adjustments to reconcile total operating income to non-GAAP total operating income:
Stock-based compensation and related expenses*	51,769	37,009
Amortization of acquisition-related intangible assets	291	33
Deferred compensation plan expense	4,066	2,785
Non-GAAP operating income	$151,613	$164,103

*Prior period excludes stock-based compensation related employer payroll taxes from non-GAAP measures due to immateriality.

RECONCILIATION OF OTHER INCOME, NET, TO NON-GAAP OTHER INCOME, NET
(Unaudited, in thousands)

	Three Months Ended March 31,
	2024	2023
Total other income, net	$9,540	$5,297

Adjustments to reconcile other income, net to non-GAAP other income, net:
Deferred compensation plan income	(4,019)	(2,534)
Non-GAAP other income, net	$5,521	$2,763

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO NON-GAAP INCOME BEFORE INCOME TAXES
(Unaudited, in thousands)

	Three Months Ended March 31,
	2024	2023
Total income before income taxes	$105,027	$129,573

Adjustments to reconcile income before income taxes to non-GAAP income before income taxes:
Stock-based compensation and related expenses*	51,769	37,009
Amortization of acquisition-related intangible assets	291	33
Deferred compensation plan expense, net	47	251
Non-GAAP income before income taxes	$157,134	$166,866

*Prior period excludes stock-based compensation related employer payroll taxes from non-GAAP measures due to immateriality.

2024 SECOND QUARTER OUTLOOK
RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited)

	Three Months Ending
	June 30, 2024
	Low	High
Gross margin	55.1%	55.7%
Adjustment to reconcile gross margin to non-GAAP gross margin:
Stock-based compensation and other expenses	0.3%	0.3%
Non-GAAP gross margin	55.4%	56.0%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES
(Unaudited, in thousands)

	Three Months Ending
	June 30, 2024
	Low	High
Operating expenses	$147,900	$151,900
Adjustments to reconcile operating expenses to non-GAAP operating expenses:
Stock-based compensation and related expenses	(41,800)	(43,800)
Non-GAAP operating expenses	$106,100	$108,100